UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2008

China Holdings, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	333-119034	98-0432681
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Julianna Lu, BSc. MSc.
Chief Executive Officer
101 Convention Center Drive, Suite 700, Las Vegas, NV 89109-2001
 (Address of principal executive offices) (Zip Code)
Issuer’s telephone Number: 86-10-6586-4790

Mailing Address
8E-C2, Global Trade Mansion, No.9A, GuangHua Road, Chaovan District, Beijing PR China 100020
Issuer’s telephone Number: 86-10-6586-4790 and Facsimile: 86-10-6586-4790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountants

On April 23, 2008 Beijing Time 5:30 am, The Company’s Board has legally dismissed Sherb & Co LLP as an independent registered public accounting firm of China Holdings, Inc. and its subsidiaries (the "Company").

Sherb & Co LLP’s audit report on the Company and its subsidiaries’ financial statements for the fiscal year ended December 31, 2007 contained an explanatory paragraph indicating that there was substantial doubt as to the Company’s ability to continue as a going concern. Other than such statement, no report of Sherb & Co LLP on the audit financial statements of the Company for the past fiscal year 2007 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Sherb & Co LLP did not issue a report on the Company’s financial statements for the fiscal year ended December 31, 2006.

In connection with the audits of the Company and its subsidiaries’ audit financial statements for the year ended December 31, 2007 and the subsequent interim period through the date of this dismission on April 23, 2008, there were no disagreements with Sherb & Co LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Sherb & Co LLP would have caused Sherb & Co LLP to make reference to the matter in their report.

During the most recent fiscal year and the subsequent interim period through April 23, 2008 Beijing Time, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-B.

The Company has furnished a copy of the above disclosures to Sherb & Co LLP and has requested that Sherb & Co LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

The Company acknowledging that: the Company is responsible for the adequacy and accuracy of the disclosure in the filing; and staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and the Company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States

The Company is in the processing to retain an independent registered public accounting firm for the company and its subsidiaries. The Company will file 8-K with SEC timely legally upon the arrangement for retaining an independent registered public accounting firm been completed.

ITEM 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description
16.1	Letter from Sherb & Co LLP April 23 2008 ( filed with amendament)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Holdings, Inc.

Date: April 23, 2008 Beijing Time	By:	/s/ Julianna Lu
Julianna Lu
Chief Executive Officer

Exhibit Number	Description
16.1	Letter from Sherb & Co LLP April 23 2008 ( filed with amendament)